SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant To Section 14(a) Of
                    The Securities Exchange Act Of 1934

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                         ICN Pharmaceuticals, Inc.
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              (Name of Registrant as Specified in its Charter)

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
Following is the text of ICN letters sent to stockholders on or about May 29, 2001:

Form of letter to Public Institutions who are undecided---

Dear ________________:

As Chairman of ICN, I want to thank you for your interest and consideration of ICN's director slate for our upcoming annual meeting on Wednesday, May 30, 2001. I want to emphasize the importance of (name of institution, e.g.,) voting for the ICN candidates at this meeting.

2000 was an historic moment for ICN when Kim Campbell, former Prime Minster of Canada and visiting professor at Harvard University, was the first woman elected to our Board of Directors. I was proud to welcome Ms. Campbell and we recognize how valuable her contribution is to ICN, based on her broad experience and her position as one of North America's prominent woman leaders. She is also a well known supporter of women's issues on an international scale.

The group of dissidents on the opposing slate is challenging Ms. Campbell's position. I'm writing because I am deeply troubled by the possibility of losing her as well as two other prominent corporate leaders, whose seats are also being challenged. Charles Manatt, former Ambassador to the Dominican Republic, brings a wealth of international experience to ICN. Dr. Ray Irani brings extensive corporate and industrial experience as Chairman and CEO of Occidental Petroleum.

Each brings to the table not only experience in corporate America but a larger commitment to job creation, diversity and economic development. The loss of these three to our Board would be a major loss to the pursuit of the values we share with your institution.

ICN is a socially responsible citizen of the communities in which it operates in the United States and throughout the world. ___ We are proud of our contribution to job creation, and economic development and of the opportunity we provide to a broad diversity of workers, including women. To this end, we firmly believe that a Board whose members constitute a broad spectrum of business, economic and social experience is crucial to the multi-cultural and diverse workforce that we employ globally.

We believe that ICN's policies and Board composition are consistent with the social responsibility and corporate governance goals of a public financial entity such as Pennsylvania's, which has the fiduciary responsibility to advance a better economic and social climate for your state. In contrast, we believe that the dissident slate's commitment is one dictated by financial market interests.

Because of the importance of your vote and your public perspective, I ask you to consider not just our solid financial success and investment returns but the broader goals that your public responsibility requires.

I hope you will spend a few minutes to review the attached material and vote your proxy for the ICN management slate.

Sincerely,

Milan Panic

Form of letter to Private Institutions who already voted for the Opposition---

Dear ________________:

As Chairman of ICN, I want to thank you for your consideration of ICN's director slate for our upcoming annual meeting on Wednesday, May 30, 2001. I want to emphasize the importance of your voting for the ICN candidates at this meeting, and why you should reconsider your vote for the opposition slate.

2000 was an historic moment for ICN when Kim Campbell, former Prime Minster of Canada and visiting professor at Harvard University, was the first woman elected to our Board of Directors. I was proud to welcome Ms. Campbell and we recognize how valuable her contribution is to ICN, based on her broad experience and her position as one of North America's prominent woman leaders. She is also a well known supporter of women's issues on an international scale.

The group of dissidents on the opposing slate is challenging Ms. Campbell's position. I'm writing because I am deeply troubled by the possibility of losing her as well as two other prominent corporate leaders, whose seats are also being challenged. Charles Manatt, former Ambassador to the Dominican Republic, brings a wealth of international experience to ICN. Dr. Ray Irani brings extensive corporate and industrial experience as Chairman and CEO of Occidental Petroleum.

Each brings to the table not only experience in corporate America but a larger commitment to job creation, diversity and economic development. The loss of these three to our Board would be a major loss to the pursuit of the values we share with your institution.

ICN is a socially responsible citizen of the communities in which it operates in the United States and throughout the world. ___ We are proud of our contribution to job creation, and economic development and of the opportunity we provide to a broad diversity of workers, including women. To this end, we firmly believe that a Board whose members constitute a broad spectrum of business, economic and social experience is crucial to the multi-cultural and diverse workforce that we employ globally.

We believe that ICN's policies and Board composition are consistent with the social responsibility and corporate governance practices. In contrast, we believe that the dissident slate's commitment is one dictated by financial market interests.

I ask you to see beyond our solid financial success and investment returns to the broader goals involved.

I hope you will spend a few minutes to review the attached material and change your vote by voting your proxy for the ICN management slate.

Sincerely,

Milan Panic

Form of letter to Public Institutions who voted for the Opposition---

Dear ________________:

As Chairman of ICN, I want to thank you for your consideration of ICN's director slate for our upcoming annual meeting on Wednesday, May 30, 2001. I want to emphasize the importance of (name of institution, e.g.,) voting for the ICN candidates at this meeting, and why you should reconsider your vote for the opposition slate.

2000 was an historic moment for ICN when Kim Campbell, former Prime Minster of Canada and visiting professor at Harvard University, was the first woman elected to our Board of Directors. I was proud to welcome Ms. Campbell and we recognize how valuable her contribution is to ICN, based on her broad experience and her position as one of North America's prominent woman leaders. She is also a well known supporter of women's issues on an international scale.

The group of dissidents on the opposing slate is challenging Ms. Campbell's position. I'm writing because I am deeply troubled by the possibility of losing her as well as two other prominent corporate leaders, whose seats are also being challenged. Charles Manatt, former Ambassador to the Dominican Republic, brings a wealth of international experience to ICN. Dr. Ray Irani brings extensive corporate and industrial experience as Chairman and CEO of Occidental Petroleum.

Each brings to the table not only experience in corporate America but a larger commitment to job creation, diversity and economic development. The loss of these three to our Board would be a major loss to the pursuit of the values we share with your institution.

ICN is a socially responsible citizen of the communities in which it operates in the United States and throughout the world. ___ We are proud of our contribution to job creation, and economic development and of the opportunity we provide to a broad diversity of workers, including women. To this end, we firmly believe that a Board whose members constitute a broad spectrum of business, economic and social experience is crucial to the multi-cultural and diverse workforce that we employ globally.

We believe that ICN's policies and Board composition are consistent with the social responsibility and corporate governance goals of a public financial entity such as Pennsylvania's, which has the fiduciary responsibility to advance a better economic and social climate for your state. In contrast, we believe that the dissident slate's commitment is one dictated by financial market interests.

Because of the importance of your vote and your public perspective, I ask you to consider not just our solid financial success and investment returns but the broader goals that your public responsibility requires.

I hope you will spend a few minutes to review the attached material and change your vote by voting your proxy for the ICN management slate.

Sincerely,

Milan Panic